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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 4, 1994, included herein, into Pennzoil Company's previously filed Registration Statements on Form S-8 Nos. 2-67268, 2-76935, 2-95869, 33-24261, 33-40192, 33-51473 and 33-63384 and on Form S-3 Nos. 33-50029
and 33-50953.

                                          ARTHUR ANDERSEN & CO.

Houston, Texas
March 11, 1994